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T. Rowe Price Investment Kit
Everything you need
to invest is enclosed...
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                                                                 High Yield Fund


This fund offers you:

o        High current income potential

o        A low-cost approach to investing in corporate bonds

o        Better performance than its Lipper fund average


Named one of Mutual Funds magazine's
"Best Bond Funds" (January 2002)



A fund that earns high income. Plus the potential for growth.


Dear Investor:

If you're looking for ways to get better yields, the T. Rowe Price High Yield Fund can be a good choice for your money. In addition to attractive yields, it gives you a chance for capital appreciation since these bonds can increase in value when the economy improves and their credit status is upgraded.

Low minimum investment. World class service.

It's easy to get started. Open an account with as little as $2,500 or $1,000 for IRAs. You can also open an account for as little as $50 a month through Automatic Asset Builder.

Efficient customer service. Our representatives can help with all your account and investment inquiries, and you can check your account and conduct transactions by Tele Access(registered trademark) or through the Internet 24 hours a day.

Commission-free investing. The High Yield Fund is 100% free of sales charges.

Easy exchange among our other funds.* You can move your investments among our family of funds by phone or the Internet.


Add more earning power to your bond portfolio.

See how the High Yield Fund can help you earn higher yields. Remember that the fund faces a greater risk of credit downgrades or defaults than funds that invest in higher-grade bonds. To reduce these risks, our portfolio managers perform thorough credit research and keep the fund's holdings well diversified.

After you read the enclosed fund profile, you can invest by completing the New Account Form and returning it with a check. You can also invest online by visiting www.troweprice.com.

Thank you for your interest and we look forward to working with you to meet your investing needs. If you have any questions, please call 1-800-401-4627 or visit our Web site.


Sincerely,

James S. Riepe
Chairman

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* A 1% redemption fee is charged for shares held less than 12 months.



                                                                 HIGH YIELD FUND
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T. Rowe Price
High Yield Fund (PRHYX)


Fund Overview


Goals and general investment strategy

The High Yield Fund seeks to provide high income for investors by purchasing lower-quality corporate debt securities, also known as "junk bonds." To achieve higher income levels, the fund takes greater risks and is subject to greater share price volatility than funds that invest in higher-quality bonds. The fund is a good choice for investors who are looking for high current income from their investments and are comfortable with volatility.



Lower                             Moderate                      Higher
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                                Risk/Reward
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Money Markets           Bonds           Balanced                Stocks


        Lower           Moderate                Higher
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                      Risk/Reward
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                         Bonds
                             High Yield Fund


The above chart shows that the High Yield Fund represents a high risk/reward profile within the bond fund category.


Benefits of investing in the fund

The High Yield Fund gives aggressive investors the potential to earn high income, and some possible capital appreciation, through investments in lower-rated bonds. Historically, high-yield bonds have offered much higher yields than Treasury securities and investment-grade corporate bonds. Lower-rated bonds tend to pay higher yields to compensate investors for assuming greater risks of default or credit downgrade.

The High Yield Fund can also help provide effective portfolio diversification. High-yield bond performance is not closely correlated with other asset classes such as stocks and high-quality and government-backed bonds.



FUND OVERVIEW
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What the fund invests in

The fund normally invests at least 80% of its assets in a diversified portfolio of high-yield corporate bonds, or "junk bonds," income-producing convertible securities, and preferred stocks. The fund's dollar-weighted average maturity generally is expected to be in the eight- to 12-year range.


Risks of investing in the fund

Three types of risk can affect the fund's performance. The first is credit risk, which refers to the possibility that a bond's rating may be downgraded or that the issuer may default on its debt. Bonds that are rated below investment grade carry a greater risk of default than higher-rated bonds. The fund also faces the risk of rising interest rates, which may cause existing bonds to decline in value. Finally, the fund faces liquidity risk, which occurs when the market is unable to allow for large transactions without a substantial impact on prices.


How the fund seeks to reduce risk

Our portfolio managers attempt to reduce investor risk through extensive credit research and broad diversification. T. Rowe Price rigorously analyzes corporate bond issuers, using numerous financial tests to determine each issuer's ability to service debt in the future. This can help our managers avoid bonds that pose the potential risk of either being downgraded or defaulting on their debt. In addition, portfolio managers actively monitor the creditworthiness of current holdings. The High Yield Fund portfolio typically includes hundreds of different bonds to reduce the impact of any single bond on the fund's performance.


The fund's current yield

The fund's 30-day standardized yield as of 3/31/02 was 9.17. 1

Note: The fund's yield will vary.


                                                                 HIGH YIELD FUND
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How the fund has performed

This chart shows how the fund performed over various periods. Note the fund has outperformed its peers in the Lipper High Current Yield Funds Average in all periods.


              Fund Performance as of 3/31/02 (Annualized) Compared
                          With Other High-Yield Funds

                                               Lipper
                                                 High
                            High              Current
                           Yield                Funds
                            Fund              Average

1 year                      3.04                -0.94
5 years                     5.29                 1.52
10 years                    7.43                 5.81


For updated performance information, please visit our Web site or contact a T. Rowe Price representative. Fund performance shown is as of the most recent calendar quarter at the time of printing. Figures include changes in principal value, reinvested dividends, and capital gain distributions. Investment return and principal value will vary, and shares may be worth more or less at redemption than at original purchase.

Source for Lipper data: Lipper Inc.


The fund's major characteristics

This table lists important characteristics of the fund as of 3/31/02.

Weighted Average Maturity                               7.64 years

Weighted Average Effective Duration2                    4.17 years

Weighted Average Quality3                                       B+


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1    The 30-day standardized yield is computed under an SEC standardized formula and reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity).

2 Duration is a measure of a bond fund's sensitivity to interest rates. For example, a fund with a duration of five years will rise about 5% in price in response to a one-percentage-point decline in rates and fall 5% in response to a one-percentage-point increase in rates.

3    Based on T. Rowe Price research.



FUND OVERVIEW
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High Yield named one of "Best Bond Funds"

The T. Rowe Price High Yield Fund was included on a list of Best Bond Funds in Mutual Funds magazine's January 2002 issue.*


Money magazine calls High Yield a "Smart Fixed-Income Move."

In its January 2002 issue, Money magazine highlighted the T. Rowe Price High Yield Fund as one of five smart fixed-income moves for the year ahead.**


One of the high-yield funds offering "the best returns with the least amount of risk."

SmartMoney.com named the T. Rowe Price High Yield Fund one of three high-yield choices on 3/26/02.***



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*    Mutual Funds magazine selected funds for its Best in Class list based on style, market capitalization, manager tenure, and risk-adjusted performance.

** Money magazine chose the T. Rowe Price High Yield Fund as one of the best bond buys for 2002 on the basis of its high yield, high credit quality compared to other high-yield funds, high total return, and low cost.

*** SmartMoney.com searched for funds with the best five-year returns, with expense ratios lower than 1.0%, and with minimum initial investment requirements of no more than $5,000. SmartMoney.com evaluated risk using five-year returns on the basis that funds with superior performance during the period are managed relatively conservatively and therefore considered lower in risk.



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How to invest in the fund

You can invest in the T. Rowe Price High Yield Fund with just a few simple steps:

1. Review the fund profile that follows. It contains key information, including fees, expenses, and risks, to help you make an informed investment decision.

2. Complete the New Account Form, and return it in the postpaid envelope we've provided along with your check for a minimum of $2,500. Or you can invest through Automatic Asset Builder for as little as $50 a month.

     You can also invest online by visiting our Web site at www.troweprice.com.

If you would like a prospectus before investing, please call us or visit our Web site to request or download one; otherwise, you will receive one with your account confirmation.

Please contact us for an application if you want to open an IRA account.


Call 1-800-401-4627

or go to our Web site at www.troweprice.com.




FUND PROFILE
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T. Rowe Price
High Yield Fund


A higher-risk bond fund that seeks to earn a high level of income and some appreciation.

     This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-401-4627, or by visiting our Web site at www.troweprice.com.


1.   What is the fund's objective?

     The fund seeks high current income and, secondarily, capital appreciation.


2.   What is the fund's principal investment strategy?

     We will normally invest at least 80% of net assets in a widely diversified portfolio of high-yield corporate bonds, often called "junk" bonds, income-producing convertible securities, and preferred stocks. High-yield bonds are rated below investment grade (BB and lower). They generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High-yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

     The fund's weighted average maturity generally is expected to be in the 8- to 12-year range. In selecting investments, we rely extensively on T. Rowe Price research analysts. When our outlook for the economy is positive, we may purchase lower-rated bonds in an effort to secure additional income and appreciation potential. When it is less positive, we may gravitate toward higher-rated junk bonds.

     We may also invest in other securities, including futures, options, and swaps, in keeping with the fund's objective.

     The fund may sell holdings for a variety of reasons, such as to adjust the portfolio's average maturity or quality, to shift assets into higher-yielding securities, or to reduce marginal quality securities.

     Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-401-4627.


3.   What are the main risks of investing in the fund?

     This fund could have greater price declines than one that invests primarily in high-quality bonds. Like other bond funds, it is exposed to interest rate risk, but credit risk and other risks may often be more important.


     Interest rate risk

     This means that the fund's price is likely to fall when interest rates rise. Longer-maturity bonds typically decline more than those with shorter maturities.


     Credit risk

     This is the potential for price losses caused by credit rating downgrades and defaults. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. These companies are more vulnerable to financial setbacks and recession than more creditworthy companies, which may impair their ability to make interest and principal payments. Therefore, the credit risk for the fund's portfolio increases when the U.S. economy slows or enters a recession.

     The fund may be more vulnerable to interest rate risk if it is focusing on BB rated bonds, since better-quality junk bonds follow the investment-grade market to some extent. But if its focus is on bonds rated B and below, credit risk will probably predominate.


     Liquidity risk

     This is the chance that the fund may not be able to sell bonds at desired prices and that large purchases or sales of certain high-yield bond issues may cause substantial price swings.


     Other risks

     The entire noninvestment-grade bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it.


     Foreign investing risk

     To the extent the fund holds foreign bonds, it will be subject to special risks whether the bonds are denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, lower liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies and possibly the fund's share price.

     As with any mutual fund, there can be no guarantee the fund will achieve its objective.

     o The share price and income level of the fund will fluctuate with changing market conditions and interest rate levels. When you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


4.   How can I tell if the fund is appropriate for me?

     Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you are a long-term, risk-oriented investor seeking a high level of current income and some appreciation potential, the fund may be appropriate but should not represent a significant portion of your assets. If you are investing primarily for stability and liquidity, the fund is not appropriate, and you should consider a money market fund.

     The fund can be used in both regular and tax-deferred accounts, such as IRAs.

     o The fund should not represent your complete investment program or be used for short-term trading purposes.


5.   How has the fund performed in the past?

     The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Fund past returns (before and after taxes) are not necessarily an indication of future performance.

     The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

     In addition, the average annual total return table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor's situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.

              High Yield Fund
              Calendar Year Returns

                           HYF

              92                       14.73
              93                       21.82
              94                       -8.00
              95                       15.77
              96                       11.58
              97                       14.47
              98                        4.46
              99                        4.18
              00                       -3.25
              01                        6.10


                                        Quarter                  Total
                                          Ended                  Return

             Best Quarter               3/31/93                   8.05%
             Worst Quarter              9/30/98                  -4.72%



     Table 1 Average Annual Total Returns

                                           Periods ended 3/31/2002

                                  1 year           5 years             10 years

High Yield Fund

  Returns before taxes                 3.04%           5.29%               7.43%

  Returns after taxes
  on distributions                     -0.75           1.47                3.62

  Returns after taxes
  on distributions and
  sale of fund shares                  1.76            2.34                4.08

  CS First Boston High
  Yield Index                          3.36            3.46                7.26

  Lipper High Current
  Yield Funds Average                  -0.94           1.52                5.81


     Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. The Returns before taxes do not reflect effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax and capital gains rates. They do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period end, and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.


6.   What fees or expenses will I pay?

     The fund is 100% no load. However, the fund charges a 1.00% redemption fee, payable to the fund, on shares held less than one year. There are no other fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.



     Table 2 Fees and Expenses of the Fund*

                                                  Shareholder fees
                                       (fees paid directly from your investment)

     Redemption fee (for shares held
     less than one year)                                       1.00%


                                             Annual fund operating expenses
                                   (expenses that are deducted from fund assets)

     Management fee                                            0.62%
     Other expenses                                            0.21%
     Total annual fund operating expenses                      0.83%


     * Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.


     Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:


         1 year        3 years        5 years        10 years

            $85           $265           $460          $1,025


7.   Who manages the fund?

     The fund is managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

     Mark J. Vaselkiv manages the fund day to day and has been chairman of its Investment Advisory Committee since 1996. He joined T. Rowe Price in 1988 and has been managing investments in the high-yield bond market since that time.


8.   How can I purchase shares?

     Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


9.   How can I sell shares?

     You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access(registered trademark) or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.


10.  When will I receive income and capital gain distributions?

     The fund distributes income monthly and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distribu-tions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.


11.  What services are available?

     A wide range, including but not limited to:

     o    retirement plans for individuals and large and small businesses;

     o automated information and transaction services by telephone or computer;

     o    electronic transfers between fund and bank accounts;

     o    automatic investing and automatic exchange;

     o    brokerage services; and

     o    asset manager accounts.



HIGH YIELD FUND
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Invest With Confidence-Discover the
T. Rowe Price Advantage

  As a T. Rowe Price shareholder, you'll enjoy all these special benefits:

100% no-load investing: You pay no sales charges to invest and no 12b-1 marketing fees.

Tax-deferred retirement options: We offer the Traditional and Roth IRAs, Keoghs, SIMPLE and SEP plans, 401(k) and 403(b) plans, and variable annuities.

Tax-advantaged investing for children: Open a Uniform Gifts to Minors Act (UGMA) account or Uniform Transfers to Minors Act (UTMA) account from any T. Rowe Price mutual fund.

Consolidated statements: Monitor all of your T. Rowe Price mutual fund accounts on one statement.

Brokerage services: We provide access to over 3,000 funds from other fund companies and let you trade securities via the Internet or automated phone.

Advisory services: Investment guidance from programs such as the T. Rowe Price(registered trademark) Retirement Income Manager and T. Rowe Price Investment Checkup(registered trademark).*

College savings: Get tax-advantaged savings options with 529 plans and Education Savings Accounts.

Telephone representatives: Highly trained representatives will assist you with all account and investment inquiries.

Tele*Access(registered trademark)/Internet access: Monitor prices, yields, and total return; check account balances; and conduct transactions by telephone or computer 24 hours.

Telephone transactions: One telephone call is all it takes to make an exchange between funds.!

Certificates of deposit: Regular and IRA CDs available at competitive rates through T. Rowe Price Savings Bank.+

Automatic Asset Builder: Make regular investments for as little as $50 a month.


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*    Advisory services offered by T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There may be fees associated with these services.

!    There's a 1% redemption fee on shares held less than 12 months.

+ T. Rowe Price Savings Bank is a member of the FDIC and offers CD products. Other T. Rowe Price affiliates, including T. Rowe Price Investment Services, Inc., are separate entities. While the Savings Bank's CDs are FDIC-insured, all other products offered by T. Rowe Price affiliates are not FDIC-insured and are not a deposit of or guaranteed by the Savings Bank. Such products are subject to investment risk, including possible loss of the principal amount invested.



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T. Rowe Price Investment Kit


High Yield Fund



To open an account
Investor Services
1-800-401-4627


For fund information
and account transactions
on the Internet
www.troweprice.com


T. Rowe Price, Invest With Confidence(registered trademark)
T. Rowe Price
100 East Pratt Street
Baltimore, MD 21202


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T. Rowe Price Investment Services, Inc., Distributor.                       5/02